SCHEDULE 14A
                         (Rule 14a-101)
             INFORMATION REQUIRED IN PROXY STATEMENT
                    SCHEDULE 14A INFORMATION

         Proxy Statement Pursuant to Section 14(a) of the
      Securities Exchange Act of 1934 (Amendment No.      )
Filed by the Registrant   /X /
Filed by a Party other than the Registrant   /  /

Check the appropriate box:
/  /  Preliminary Proxy Statement
/X /  Definitive Proxy Statement
/  /  Definitive Additional Materials
/  /  Soliciting Material Pursuant to Rule 14a-11(c) or Rule
      14a-12
/ / Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

     The Massachusetts Health & Education Tax-Exempt Trust
       (Name of Registrant as Specified in Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):
/X /  $125 per Exchange Act Rules 0-11(c)(1)(ii), 14a-6(i)(1), or
      14a-6(i)(2) or Item 22(a)(2) of Schedule 14A.
/  /  $500 per each party to the controversy pursuant to Exchange
      Act Rule 14a-6(i)(3).
/  /  Fee computed on table below per Exchange Act Rules 14a-
      6(i)(4) and 0-11.
(1) Title of each class of securities to which transaction applies:
(2) Aggregate number of securities to which transaction applies:
(3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth, the amount on which the filing fee is calculated and state how it was determined):
     (4)   Proposed maximum aggregate value of transaction:
     (5)   Total fee paid:

/  /  Fee paid previously with preliminary materials.

/ / Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.
  (1)  Amount Previously Paid:
  (2)  Form, Schedule or Registration Statement No.:
  (3)  Filing Party:
  (4)  Date Filed:
    THE MASSACHUSETTS HEALTH & EDUCATION TAX-EXEMPT TRUST
                    24 Federal Street
               Boston, Massachusetts 02110

                                   March 1, 1996


Dear Shareholder:

     You are cordially invited to attend the Annual Meeting of Shareholders of The Massachusetts Health and Education Tax-Exempt Trust (the "Fund") to be held at the principal office of the Fund, 24 Federal Street, Boston, Massachusetts 02110, on Monday, April 22, 1996 at 3:00 P.M. (Boston time).

     This meeting will give you an opportunity to hear a report on the Fund and you will be asked to consider the election of Trustees and the approval of the Fund's independent accountants. The enclosed proxy statement contains additional information regarding these proposals.

     We hope that you will be able to attend the meeting.
Whether or not you plan to attend the meeting and regardless of the number of shares you own, it is important that your shares be represented. You are urged to complete, sign and date the enclosed proxy card and return it in the enclosed postage-paid envelope as soon as possible to assure that your shares are represented at the meeting.

                                   Sincerely,


                                   Walter B. Prince
                                   Chairman


                         IMPORTANT

It is important that your shares be represented at the Annual Meeting. Whether or not you plan to attend the Annual Meeting in person, you are requested to complete, sign and return the enclosed proxy card as soon as possible. You may withdraw your proxy if you attend the Annual Meeting and desire to vote in person.

    THE MASSACHUSETTS HEALTH & EDUCATION TAX-EXEMPT TRUST


         NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
            To Be Held Monday, April 22, 1996

     The Annual Meeting of Shareholders of The Massachusetts Health & Education Tax-Exempt Trust, a Massachusetts business trust (the "Fund"), will be held at the principal office of the Fund, 24 Federal Street, Boston, Massachusetts 02110, on Monday, April 22, 1996 at 3:00 P.M. (Boston time), for the following purposes:

     1. To elect five Trustees of the Fund, two of whom shall be elected by the holders of the Fund's Auction Preferred
         Shares and the remainder of whom shall be elected by the holders of the Fund's Common Shares and Auction
         Preferred Shares, voting as a single class.

     2. To ratify the selection of Price Waterhouse LLP as independent accountants of the Fund for the fiscal year ending December 31, 1996.

     3. To consider and act upon any other matters which may properly come before the meeting and any adjourned session thereof.

     The Board of Trustees has fixed the close of business on February 28, 1996 as the record date for the determination of the shareholders of the Fund entitled to notice of and to vote at the meeting and any adjournments thereof.

                              By Order of the Board of Trustees


                              Thomas J. Fetter
                              President

March 1, 1996
Boston, Massachusetts

IMPORTANT - Shareholders can help the Board of Trustees of the Fund avoid the necessity and additional expense to the Fund of further solicitations to insure a quorum by promptly returning the enclosed proxy. The enclosed addressed envelope requires no postage if mailed in the United States and is intended for your convenience.

    THE MASSACHUSETTS HEALTH & EDUCATION TAX-EXEMPT TRUST
                      24 Federal Street
                Boston, Massachusetts  02110



                      PROXY STATEMENT


     A proxy is enclosed with the foregoing Notice of the Annual Meeting of Shareholders of The Massachusetts Health & Education Tax-Exempt Trust (the "Fund"), to be held April 22, 1996 for the benefit of shareholders who do not expect to be present at the meeting. This proxy is solicited on behalf of the Board of Trustees of the Fund, and is revocable by the person giving it prior to exercise by a signed writing filed with the Fund's Secretary, or by executing and delivering a later dated proxy, or by attending the meeting and voting the shares in person. Each proxy will be voted in accordance with its instructions; if no instruction is given, an executed proxy will authorize the persons named as attorneys, or any of them, to vote in favor of each such matter. This proxy material is being mailed to shareholders on or about March 1, 1996.

     The Board of Trustees of the Fund has fixed the close of business February 28, 1996, as the record date for the determination of the shareholders entitled to notice of and to vote at the meeting and any adjournments thereof. Shareholders at the close of business on the record date will be entitled to one vote for each share held. As of February 28, 1996, there were 2,307,763 Common Shares, $.01 par value per share ("Common Shares") and 200 Auction Preferred Shares, $.01 par value per share, liquidation preference $50,000 per share ("APS"), of the Fund outstanding. As of such date, no shareholder beneficially owned more than 5% of the outstanding Common Shares of APS. The Trustees and officers of the Fund, as a group, own beneficially less than 1% of the shares of the Fund.

     The Board of Trustees of the Fund knows of no business other than that mentioned in Items 1 and 2 of the Notice of Meeting which will be presented for consideration. If any other matters are properly presented, it is the intention of the persons named as attorneys in the enclosed proxy to vote the proxies in accordance with their judgment on such matters.

             PROPOSAL 1.   ELECTION OF TRUSTEES

     The enclosed proxy, unless authority to vote for election to office is specifically withheld by executing the proxy in the manner stated thereon, will be used to vote in favor of the nominees named below as Trustees of the Fund to serve as such until the next annual meeting of the Fund's shareholders and until their successors shall have been duly elected and qualified. The five nominees named below are presently serving as Trustees of the Fund. Each nominee has agreed to serve as a Trustee if elected. If any such nominee is not available for election at the time of the Annual Meeting, the persons named as proxies will vote for such substitute nominee as the Board of Trustees may recommend. The nominee whose name is preceded by an asterisk (*) is an "interested person" (as defined in the Investment Company Act of 1940) because of his affiliation with an investment banking firm. None of the nominees is affiliated with or has a material business relationship with the Fund's investment adviser and administrator.

     Under the terms of the Fund's Agreement and Declaration of Trust, as amended (the "Trust Agreement"), the holders of the APS are entitled as a class, to the exclusion of the holders of the Common Shares, to elect two Trustees of the Fund. James F. Carlin and Thomas H. Green, III have been nominated for election by the holders of the APS. The Trust Agreement further provides for the election of the other three nominees named below by the holders of the Common Shares and the APS, voting as a single class. Election of Trustees is non-cumulative. Election of each of the nominees requires the affirmative vote of a plurality of the applicable shares of the Trust present and voting at the Annual Meeting in person or by proxy.

                        TRUSTEES

Name and                      Principal Occupation(s) Over
Other Information             Past Five Years

APS Share Nominees

James F. Carlin(1)            Mr. Carlin is Chairman of the
Age:  55, has been a          Massachusetts Board of Higher
Trustee since 1993.           Education.  He has been Chairman
                              and CEO of Carlin Consolidated,
                              Inc., a management company, since
                              1968.  He is also a trustee or
                              director of various John Hancock
                              funds and a director of Arbella
                              Mutual Insurance Co.

Thomas H. Green, III          Mr. Green has been First Assistant
Age:  36, has been a          Attorney General for the
Trustee since 1993.           Commonwealth of Massachusetts since
                              1992.  He was formerly Vice
                              President for Public Finance of the
                              First Boston Corporation from 1988
                              to 1992.





                              2

Other Nominees


Walter B. Prince              Chairman of the Fund, Mr. Prince
Age:  47, has been a          has been a partner of the law firm
Trustee since 1993.           of Peckham, Lobel, Casey, Prince &
                              Tye since 1988.

*Edward M. Murphy             Mr. Murphy is a Senior Vice
Age:  48, has been a          President of Tucker Anthony Inc.
Trustee since 1993.           Until July, 1995 he was the
                              Executive Director of the
                              Massachusetts Health and
                              Educational Facilities Authority
                              since 1989.  He was formerly the
                              Commissioner of the Massachusetts
                              Department of Health.

James M. Storey               Mr. Storey was a partner of the law
Age:  64, has been a          firm of Dechert Price & Rhoads,
Trustee since 1993.           Boston, Massachusetts, from 1987
                              until his retirement on December
                              31, 1993.  He is currently a
                              corporate director.  Mr. Storey is
                              a trustee of various funds
                              administered by SEI Financial
                              Management Corporation.

(1) As of February 28, 1996, 1,000 Common Shares were beneficially owned by Mr. Carlin's spouse.

     As of February 28, 1996, the officers owned 900 Common
Shares. No officer of Trustee of the Fund owns shares of the Fund's APS.

     During the fiscal year ended December 31, 1995, the Trustees of the Fund met six times. During such year each Trustee attended at least 75% of the meetings of the Board held during the period for which he was a Trustee. The Board of Trustees has one standing committee, an Audit Committee. The Audit Committee is responsible for conferring with the Fund's independent accountants, reviewing the scope and procedures of the year-end audit, reviewing the Fund's financial statements and recommending the selection of the Fund's independent accountants. The Audit Committee is presently comprised of Messrs. Prince, Storey, Carlin and Green. The Audit Committee met one time in 1995, with each member attending such meeting. The Board of Trustees does not have any standing nominating committee or compensation committee.




                              3
Remuneration of Trustees

     Trustees, except for Messrs. Green and Murphy, are compensated at the rate of $7,500 annually, and are reimbursed for actual out-of-pocket expenses relating to attendance at such meetings. During the fiscal year ended December 31, 1995, Trustees were paid fees aggregating $50,000 (for which period the fee schedule and number of Trustees were higher). The following table summarizes the compensation paid to Trustees of the Fund for the fiscal year ended in 1995:

                           Pension or
                           Retirement
                           Benefits     Estimated
                           Accrued as   Annual
             Aggregate     Part of      Benefits     Total
Name of      Compensation  Fund         Upon         Compensation
Trustee      from Fund     Expenses     Retirement   from Fund

James F.
Carlin       $11,000       none          none        $11,000

Thomas H.
Green, III   none          none          none        none

Edward M.
Murphy       none          none          none        none

Walter B.
Prince       $11,000       none          none        $11,000

James M.
Storey       $11,000       none          none        $11,000


     The Board of Trustees recommends that shareholders vote FOR the election of the five nominees to the Fund's Board of Trustees.


         PROPOSAL 2.  SELECTION OF INDEPENDENT ACCOUNTANTS

     The Board of Trustees has selected Price Waterhouse LLP as independent accountants for the Fund for the fiscal year ending December 31, 1996. Shareholders are being asked to ratify the section of Price Waterhouse LLP to perform audit services for the Fund.






                              4

     Price Waterhouse LLP has acted as independent accountants for the Fund since the Fund's inception in 1993. The services provided by Price Waterhouse LLP include the examination of the Fund's annual financial statements, assistance and consultation in connection with Securities and Exchange Commission filings, and the review of tax matters on behalf of the Fund.

     Price Waterhouse LLP is not expected to be represented at the Annual Meeting, but a representative of that firm will be available by telephone should the need for consultation arise.

     The Board of Trustees, including those Trustees who are not interested persons of the Fund, recommends a vote FOR the ratification of the selection of Price Waterhouse LLP as independent public accountants of the Fund for the fiscal year ending December 31, 1996.

             NOTICE TO BANKS AND BROKER/DEALERS

     The Fund has previously solicited all Nominee and Broker/Dealer accounts as to the number of additional proxy statements required to supply owners of shares. Should additional proxy material be required for beneficial owners, please forward such requests to Investors Bank & Trust Company, 89 South Street, Boston, MA 02111.

                   ADDITIONAL INFORMATION

     Eaton Vance Management with its principal office at 24
Federal Street, Boston, Massachusetts 02110, serves as the investment adviser and administrator to the Fund.

     The expense of preparing, printing and mailing this Proxy Statement and enclosures and the costs of soliciting proxies on behalf of the Board of Trustees of the Fund will be borne by the Fund. Proxies will be solicited by mail and may be solicited in person or by telephone or telegraph by officers of the Fund, by personnel of its administrator, Eaton Vance or by broker-dealer firms. The expenses connected with the solicitation of these proxies and with any further proxies which may be solicited by the Fund's officers, by Eaton Vance personnel, or by broker-dealer firms, in person, or by telephone or by telegraph will be borne by the Fund. The Fund will reimburse banks, broker-dealer firms, and other persons holding shares registered in their names or in the names of their nominees, for their expenses incurred in sending proxy material to and obtaining proxies from the beneficial owners of such shares.






                              5

     All proxy cards solicited by the Board of Trustees that are properly executed and received by the Secretary prior to the meeting, and which are not revoked, will be voted at the meeting. Shares represented by such proxies will be voted in accordance with the instructions thereon. If no specification is made on the proxy card with respect to Proposals 1 and 2, it will be voted for the matters specified on the proxy card. For purposes of determining the presence or absence of a quorum and for determining whether sufficient votes have been received for approval of any matter to be acted upon at the meeting, abstentions and broker non-votes (i.e., proxies from brokers or nominees indicating that such persons have not received instructions from the beneficial owner or other person entitled to vote shares on a particular matter with respect to which the brokers or nominees do not have discretionary power) will be treated as shares that are present at the meeting but which have not been voted. Accordingly, abstentions and broker non-votes will assist the Fund in obtaining a quorum but will have no effect on the outcome of Proposals 1 and 2.

     In the event that sufficient votes by the shareholders of the Fund in favor of any Proposal set forth in the Notice of this meeting are not received by April 22, 1996, the persons named as attorneys in the enclosed proxy may propose one or more adjournments of the meeting to permit further solicitation of proxies. A shareholder vote may be taken on one or more of the Proposals in this Proxy Statement prior to such adjournment if sufficient votes have been received and it is otherwise appropriate. Any such adjournment will require the affirmative vote of the holders of a major of the shares present in person or by proxy at the session of the meeting to be adjourned. The persons named as attorneys in the enclosed proxy will vote for which further solicitation of proxies is to be made. They will vote against any such adjournment those proxies required to be voted against such Proposal. The costs of any such additional solicitation and of any adjourned session will be borne by the Fund.

     The Fund is mailing to shareholders its annual report for the fiscal year ended December 31, 1995 concurrent herewith. The Fund will furnish, without charge a copy of the Fund's Annual Report and its most recent Semi-Annual Report to any shareholder upon request. Shareholders desiring to obtain a copy of such reports should write to the Fund c/o Investors Bank & Trust Company, 89 South Street, Boston, MA 02111, or call 1-800-553-1916.







                              6

                    SHAREHOLDER PROPOSALS

     Any proposals of shareholders that are intended to be presented at the Fund's 1997 Annual Meeting of Shareholders must be received at the Fund's principal offices no later than December 1, 1996 and must comply with all legal requirements in order to be included in the Fund's proxy statement and form of proxy for that meeting.

    THE MASSACHUSETTS HEALTH & EDUCATION TAX-EXEMPT TRUST


March 1, 1996








































                              7
    THE MASSACHUSETTS HEALTH & EDUCATION TAX-EXEMPT TRUST
       Annual Meeting of Shareholders, April 22, 1996
       Proxy Solicited on Behalf of Board of Trustees
           HOLDERS OF AUCTION PREFERRED SHARES


The undersigned holder of Auction Preferred Shares of The Massachusetts Health & Education Tax-Exempt Trust, a Massachusetts business trust (the "Trust"), hereby appoints WALTER B. PRINCE, THOMAS J. FETTER and EDWARD M. MURPHY, and each of them, with full power of substitution and revocation, as proxies to represent the undersigned at the Annual Meeting of Shareholders of the Trust to be held at 24 Federal Street, Boston, Massachusetts 02110, on Monday, April 22, 1996 at 3:00 P.M., and at any and all adjournments thereof, and to vote all Auction Preferred Shares of the Trust which the undersigned would be entitled to vote, with all powers the undersigned would possess if personally present, in accordance with the instructions on this proxy.

    PLEASE VOTE, DATE, AND SIGN ON OTHER SIDE AND RETURN
             PROMPTLY IN ENCLOSED ENVELOPE.


DATE:_____________________


Please sign this proxy exactly as your name appears on the books of the Trust. Joint owners should each sign personally.
Trustees and other fiduciaries should indicate the capacity in which they sign, and where more than one name appears, a majority must sign. If a corporation, this signature should be that of an authorized officer who should state his or her title.


___________________________________
         Signature(s)

WHEN THIS PROXY IS PROPERLY EXECUTED, THE SHARES REPRESENTED HEREBY WILL BE VOTED AS SPECIFIED. IF NO SPECIFICATION IS MADE, THIS PROXY WILL BE VOTED FOR THE PROPOSALS SET FORTH BELOW AND IN THE DISCRETION OF THE PROXIES WITH RESPECT TO ALL OTHER MATTERS WHICH MAY PROPERLY COME BEFORE THE ANNUAL MEETING AND ANY ADJOURNMENTS THEREOF. THE UNDERSIGNED ACKNOWLEDGES RECEIPT OF THE ACCOMPANYING NOTICE OF ANNUAL MEETING AND PROXY STATEMENT.

Please vote by filling in the appropriate box below, as shown, using blue or black ink or dark pencil. Do not use red ink. /X /

                                        FOR except     WITHHOLD
1.  To elect five Trustees of the       vote withheld  AUTHORITY
    Trust as follows:                   for nominees   for all
                                   FOR  listed below   nominees

(a) Election of two Trustees to   /  /    /  /           /  /
    represent Auction Preferred
    Shares:

       James F. Carlin and
       Thomas H. Green, III

(b) Election of remaining three  /  /     /  /           /  /
    Trustees to represent all
    shareholders:

    Edward M. Murphy, Walter B.
    Prince and James M. Storey

    (INSTRUCTIONS: To withhold authority
    to vote for any individual nominee,
    write those nominees' names below:)

-------------------------------------------

2.  To ratify the selection of Price
    Waterhouse LLP as independent
    accountants of the Trust for
    the fiscal year ending December
    31, 1996.                            For    Against   Abstain
                                        /  /     /  /      /  /


                             HAS YOUR ADDRESS CHANGED?
Mark box at right  /  /
if comments or               ------------------------------
address change
have been noted              ------------------------------
on this card.
                             ------------------------------


Please be sure to sign and date this Proxy.
    THE MASSACHUSETTS HEALTH & EDUCATION TAX-EXEMPT TRUST
       Annual Meeting of Shareholders, April 22, 1996
       Proxy Solicited on Behalf of Board of Trustees
               HOLDERS OF COMMON SHARES


The undersigned holder of Common Shares of The Massachusetts Health & Education Tax-Exempt Trust, a Massachusetts business trust (the "Trust"), hereby appoints WALTER B. PRINCE, THOMAS J. FETTER and EDWARD M. MURPHY, and each of them, with full power of substitution and revocation, as proxies to represent the undersigned at the Annual Meeting of Shareholders of the Trust to be held at 24 Federal Street, Boston, Massachusetts 02110, on Monday, April 22, 1996 at 3:00 P.M., and at any and all adjournments thereof, and to vote all Common Shares of the Trust which the undersigned would be entitled to vote, with all powers the undersigned would possess if personally present, in accordance with the instructions on this proxy.


   PLEASE VOTE, DATE, AND SIGN ON OTHER SIDE AND RETURN
           PROMPTLY IN ENCLOSED ENVELOPE.


DATE:__________________________


Please sign this proxy exactly as your name appears on the books of the Trust. Joint owners should each sign personally.
Trustees and other fiduciaries should indicate the capacity in which they sign, and where more than one name appears, a majority must sign. If a corporation, this signature should be that of an authorized officer who should state his or her title.


___________________________________
         Signature(s)

WHEN THIS PROXY IS PROPERLY EXECUTED, THE SHARES REPRESENTED HEREBY WILL BE VOTED AS SPECIFIED. IF NO SPECIFICATION IS MADE, THIS PROXY WILL BE VOTED FOR THE PROPOSALS SET FORTH BELOW AND IN THE DISCRETION OF THE PROXIES WITH RESPECT TO ALL OTHER MATTERS WHICH MAY PROPERLY COME BEFORE THE ANNUAL MEETING AND ANY ADJOURNMENTS THEREOF. THE UNDERSIGNED ACKNOWLEDGES RECEIPT OF THE ACCOMPANYING NOTICE OF ANNUAL MEETING AND PROXY STATEMENT.

Please vote by filling in the appropriate box below, as shown, using blue or black ink or dark pencil. Do not use red ink. /X /


                                        FOR except     WITHHOLD
1.  To elect three Trustees of the      vote withheld  AUTHORITY
    Trust as follows:                   for nominees   for all
                                   FOR  listed below   nominees

    Edward M. Murphy, Walter B.   /  /     /  /          /  /
    Prince and James M. Storey

    (INSTRUCTIONS: To withhold authority
    to vote for any individual nominee,
    write those nominees' names below:)

-------------------------------------

2.  To ratify the selection of Price
    Waterhouse LLP as independent
    accountants of the Trust for
    the fiscal year ending December
    31, 1996.                            For    Against   Abstain
                                        /  /     /  /      /  /


                             HAS YOUR ADDRESS CHANGED?
Mark box at right  /  /
if comments or               ------------------------------
address change
have been noted              ------------------------------
on this card.
                             ------------------------------


Please be sure to sign and date this Proxy.